AMENDMENT TO REGISTRATION RIGHTS AGREEMENT

This Amendment to Registration Rights Agreement (this “Amendment”) is made and entered into as of July 7, 2007, by and among Calypte Biomedical Corporation, a Delaware corporation (the “Company”), and the investors signatory hereto (each an “Investor” and collectively, the “Investors”). Unless otherwise defined herein, all capitalized terms used herein shall have the meanings given to them in the Registration Rights Agreement referred to below.

WHEREAS, the Company and the Investors are parties to a Registration Rights Agreement dated as of March 28, 2007 (the "Registration Rights Agreement");

WHEREAS, based on comments the Company received from the Securities and Exchange Commission, the parties desire to amend the Registration Rights Agreement to delete the requirement that the Registration Statement cover the resale of the Warrant Shares.

WHEREAS, the parties agree to amend and modify the Registration Rights Agreement to provide for certain other modifications and amendments agreed to by the parties in accordance with the provisions set forth in Section 6(e) of the Registration Rights Agreement.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and each Investor, severally and not jointly, agree as follows:

1.	The definition of “Notes” in Section 1 of the Registration Rights Agreement is hereby deleted in its entirety.

2.	The definition of “Registrable Shares” in Section 1 of the Registration Rights Agreement is hereby amended and restated to read in its entirety as follows:

“‘Registrable Securities’ means the Shares issued or issuable pursuant to the Subscription Agreement, together with any securities issued or issuable upon any stock split, dividend or other distribution, recapitalization or similar event.”

3.	Section 2(a) of the Registration Rights Agreement is hereby amended and restated to read in its entirety as follows:

“(a)  On or prior to each Filing Date, the Company shall prepare and file with the Commission a Registration Statement covering the resale of all Registrable Securities not already covered by an existing and effective Registration Statement for an offering to be made on a continuous basis pursuant to Rule 415. The Registration Statement shall be on Form SB-2 or Form S-3 (except if the Company is not then eligible to register for resale the Registrable Securities on Form SB-2 or Form S-3, in which case such registration shall be on another appropriate form for such purpose) and shall contain (except if otherwise required pursuant to written comments received from the Commission upon a review of such Registration Statement) the “Plan of Distribution” attached hereto as Annex A. The Company shall use its best efforts to cause each Registration Statement to be declared effective under the Securities Act within 120 days following the Closing Date and shall use its best efforts to keep each Registration Statement continuously effective under the Securities Act until the second year after the date that the Registration Statement is declared effective by the Commission or such earlier date when all Registrable Securities covered by the Registration Statement have been sold or may be sold without volume restrictions pursuant to Rule 144(k) as determined by the counsel to the Company pursuant to a written opinion letter to such effect, addressed and acceptable to the Company's transfer agent and the affected Investors (the “Effectiveness Period”). The initial Registration Statement shall include a number of Registrable Securities equal to 100,000,000, the number of Shares issued at the Closing.”

4.	Section 2(c) of the Registration Rights Agreement is hereby amended and restated to read in its entirety as follows:

“(c)  If a Registration Statement is not filed on or prior to its Filing Date (such failure being referred to as an “Event,” and the date on which such Event occurs being referred to as “Event Date”), then in addition to any other rights the Investors may have under applicable law or at equity: (x) on the Event Date the Company shall pay to each Investor an amount, as partial liquidated damages and not as a penalty, equal to 1.0% of the amount of such Investor’s investment, such payment in cash; and (y) beginning with the one (1) month anniversary following each such Event Date, and on each monthly anniversary thereafter (if the applicable Event shall not have been cured by such date) until the applicable Event is cured, the Company shall pay to each Investor an amount, as partial liquidated damages and not as a penalty, equal to 2.0% of the aggregate amount of such Investor’s investment, such payment being in cash. The partial liquidated damages pursuant to the terms hereof shall apply on a daily pro-rata basis for any portion of a month prior to the cure of an Event, including in the case of the first Event Date.”

5.	Section 6(e) of the Registration Rights Agreement is hereby amended and restated to read in its entirety as follows:

“(e)  Amendments and Waivers. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the same shall be in writing and signed by the Company and the Investors holding at least a majority of the Registrable Shares held by the Investors. Notwithstanding the foregoing, a waiver or consent to depart from the provisions hereof with respect to a matter that relates exclusively to the rights of certain Investors and that does not directly or indirectly affect the rights of other Investors may be given by Investors of at least a majority of the Registrable Securities to which such waiver or consent relates, provided, that the provisions of this sentence may not be amended, modified, or supplemented except in accordance with the provisions of the immediately preceding sentence.”

6.	Except for the amendments provided for herein, the Registration Rights Agreement shall remain unchanged and in full force and effect.

7.	This Amendment may be executed in counterparts, each of which shall be deemed to be an original, but which together shall be deemed to be one and the same instrument.

8.	This Amendment shall be governed by and construed in accordance with the laws of the State of Oregon without giving effect to the conflicts of law principles thereof.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK
[SIGNATURE PAGE FOR THE COMPANY]

[SIGNATURE PAGE FOR THE COMPANY]

IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.

Calypte Biomedical Corporation

By:
Signature

:	Its:
Title

[SIGNATURE PAGE FOR INVESTORS]

IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment Agreement to be duly executed and delivered as of the date first above written.

David Khidasheli	Mohamed Yousif Ahmed Saleh Sulaiman
Name of Investor	Name of Investor
Signature	Signature

Mohamed Ahmed	Ahmed Abdulla Deemas al Swaidi
Name of Investor	Name of Investor
Signature	Signature